HORACE MANN MUTUAL FUNDS

                  SUPPLEMENT TO PROSPECTUSES DATED MAY 1, 2003


         The portfolio managers have changed for the Socially Responsible Fund and Bernstein's portion of the Equity Fund. Marilyn G. Fedak and Ranji H. Nagaswami are primarily responsible for overseeing the Socially Responsible Fund and Bernstein's portion of the Equity Fund.

         Marilyn G. Fedak, Executive Vice President and Chief Investment Officer
- U.S. Value Equities at Alliance since October 2, 2000 and prior to that Chief Investment Officer and Chairman of the U.S. Equity Investment Policy Group at Sanford Bernstein since 1993; has managed portfolio investments since 1976; joined Sanford Bernstein in 1984; B.A., Smith College; M.B.A., Harvard Business School.

         Ranji H. Nagaswami, Senior Portfolio Manager and member of the U.S. Value Equity Policy Group and the Risk Investment Policy Group at Alliance since 1999; from 1986 to 1999, Ms. Nagaswami progressed from quantitative analyst to managing director and co-head of U.S. Fixed Income at UBS Brinson and its predecessor firms; bachelor's degree, Bombay University; M.B.A., Yale University; Chartered Financial Analyst.

         The information above regarding portfolio managers supplements and supersedes the disclosure in the Prospectuses describing the managers of the Socially Responsible Fund and Bernstein's portion of the Equity Fund.



Dated:  May 30, 2003